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                                                                    Exhibit 32-a

          CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO RULE
           13a-14(b) UNDER THE EXCHANGE ACT AND 18 U.S.C. SECTION 1350
     (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

      As required by Rule 13a-14(b) under the Securities Exchange Act of 1934, as amended, and 18 U.S.C. Section 1350, I, Charles G. McClure, Jr., Chairman of the Board, Chief Executive Officer and President of ArvinMeritor, Inc., hereby certify that:

            1. The Annual Report of ArvinMeritor, Inc. on Form 10-K for the Fiscal Year Ended October 3, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and

            2. The information contained in that report fairly presents, in all material respects, the financial condition and results of operations of ArvinMeritor, Inc.

/s/ Charles G. McClure, Jr.
---------------------------
Charles G. McClure, Jr.

Date:  December 15, 2004

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to ArvinMeritor, Inc. and will be retained by ArvinMeritor, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.